                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Plumtree Software, Inc.:

   We consent to the use of our form of report included herein and to the references to our firm under the heading "Experts" and "Selected Consolidated Financial Data" in the prospectus.

                                          /s/ KPMG LLP

Mountain View, California

May 29, 2002